Exhibit 10.19

CONFIDENTIAL

Coley Pharmaceutical Group, Inc.

Wellesley Gateway

93 Worcester Street, Suite 101

Wellesley, Massachusetts 02481

September 25, 2001

Ottawa Health Research Institute

725 Parkdale Avenue

Ottawa, Ontario KIY 4E9

CANADA

Attn:	Robert Hanlon, M.H.A., C.H.E.
Chief Administrative Officer

Re:	Amendment to License Agreement

Ladies and Gentlemen:

This letter will serve as an amendment (the “Amendment”) to the License Agreement (the “Agreement”) dated as of September 1, 1998 between Coley Pharmaceutical Group, Inc., formerly known as CpG ImmunoPharmaceuticals, Inc. (“Coley”), and the Loeb Health Research Institute at the Ottawa Hospital (the “LOEB”). The Ottawa Health Research Institute (the “OHRI”) is the successor in interest to, and assignee of, all the rights and obligations of the LOEB under the Agreement. All capitalized terms that are used in this letter and not defined herein shall have the meanings ascribed to them in the Agreement. Except as specifically modified by this Amendment, the parties hereto agree that all of the terms and conditions set forth in the Agreement remain in full force and effect.

1.	OHRI as a Party

The OHRI, as the assignee of all of the assets and liabilities of the LOEB, has replaced the LOEB as a Party to the Agreement. Consequently, all references in the Agreement to the LOEB are hereby replaced with references to the OHRI.

2.	Amendment to the Definition of Commercial Sale.

The Parties hereby agree that Section 1.2 of the Agreement shall hereby be amended and restated in its entirety to read as follows:

“1.3	Commercial Sale shall mean any transaction for value between Coley, an affiliate of Coley, or a Sublicensee of Coley, as applicable, and a third party, which transaction involves the transfer or other disposition of a Licensed Product to such third party.”

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

3.	Amendment to the Definition of Field.

The Parties hereby agree that Section 1.3 of the Agreement shall hereby be amended and restated in its entirety to read as follows:

“1.3	Field shall mean any and all uses of CpG, T- rich or G- rich molecules and any derivatives, modifications, improvements, fragments, analogs, or homologs thereof and any other materials which could not have been discovered or made but for the use of the above described molecules or Coley’s confidential information (that is not in the public domain), whether used alone or in combination with other agents, including but not limited to, formulations or delivery systems.”

4.	Amendment to the Definition of Licensed Product.

The Parties hereby agree that Section 1.8 of the Agreement shall hereby be amended and restated in its entirety to read as follows:

“1.8	Licensed Product shall mean any product or process which is covered, on a country-by-country and product-by-product basis, by a Pending or issued claim under Patent Rights in such country. In addition, Licensed Product shall also mean, on a product-by-product basis, any product or process not covered by Patent Rights which to a material degree, as determined by mutual agreement of the Parties, contains, is based on, or is derived from, identified through or utilizes any Licensed Technology which is not in the public domain. Any product or process which is a Licensed Product at the time of first Commercial Sale shall, for the purposes of Sections 4.1, 4.3 and 9.1, be treated as a Licensed Product for at least 10 years from the date of first Commercial Sale,”

5.	Amendment to the Definition of Patent Rights and Update to Exhibit A.

The Parties hereby agree that Section 1.12 of the Agreement shall hereby be amended and restated in its entirety to read as follows:

“1.12	Patent Rights shall mean all rights derived from any and all patents and patent applications (including without limitation provisional applications and invention disclosures) that

(a) are listed on Exhibit A attached hereto; or

(b) are owned or controlled, in whole or in part (with the ability to grant licenses or sublicenses), by the OHRI by way of transfer of rights from any Investigator, and that claim, describe, embody or relate to the Licensed Technology throughout the Territory; or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(c) result from or arise under any OHRI research agreement that is sponsored solely by Coley; or

(d) fall within the Field, name [******************] as an inventor, and are owned or controlled, in whole or in part (with the ability to grant licenses or sublicenses), by the OHRI (any patent rights outside of the Field in which is [******************] is an inventor will be subject to prevailing OHRI policy governing intellectual property rights of its students);

together with any substitutions, extensions, renewals, continuations, continuations-in-part, divisions, patents of addition, and/or reissues thereof, and any current and future patent or patent application, or portion thereof, which is a foreign counterpart in any country in the Territory to any of the foregoing, including any substitutions, extensions, renewals, continuations, continuations-in-part, divisions, patents of addition and/or reissues thereof.

All of the foregoing patents and patent applications will be automatically incorporated in and added to this Agreement and shall periodically be added to Exhibit A and made a part thereof.”

The Parties also hereby agree that Exhibit A to the Agreement shall be updated as of the date hereof to the form of Exhibit A attached to this Amendment.

6.	Amendment to Royalty Payment Obligations of Coley.

The Parties hereby agree that Section 4.1 of the Agreement shall hereby be amended and restated in its entirety to read as follows:

“4.1	Royalties. In consideration of the exclusive licenses and other rights granted to Coley under this Agreement, Coley agrees to pay to the OHRI a royalty, commencing upon the first Commercial Sale of a Licensed Product by Coley, its Affiliates or its Sublicensees, as follows:

(a)	For Commercial Sales made by Coley or its Affiliates (but not its Sublicensees) of all Licensed Products covered by issued or Pending Patent Rights in a particular country, Coley shall pay the following royalty rates on Net Sales in such country:

(i)	[****]%, if the aggregate royalty rate being paid by Coley or its Affiliates on the Licensed Product to all Licensed Product Licensors is less than or equal to [****]%. For purposes of this Section 4.1(a), the term Licensed Product Licensors shall mean, as to a particular Licensed Product, all third parties (excluding OHRI) to whom Coley or its Affiliates owe(s) a royalty on Commercial Sales of such Licensed Product.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(ii)	[****]%, if the aggregate royalty rate being paid by Coley or its Affiliates on the Licensed Product to all Licensed Product Licensors is greater than [****]% but less than or equal to [****]%.

(iii)	[****]%, if the aggregate royalty rate being paid by Coley or its Affiliates on the Licensed Product to all Licensed Product Licensors is greater than [****]% but less than or equal to [****]%.

(iv)	[****]%, if the aggregate royalty rate being paid by Coley or its Affiliates on the Licensed Product to all Licensed Product Licensors is greater than [****]%.

(v)	[****]% if the Licensed Product is sold for the treatment or prophylaxis treatment of veterinary diseases.

(b)	For Commercial Sales made by Coley or its Affiliates (but not its Sublicensees) of all Licensed Products that are not covered by issued or Pending Patent Rights in a particular country, Coley shall pay [*****] ([*]%) of the foregoing royalty rates, as applicable, on Net Sales in such country.

(c)	In the event that Coley and/or its Affiliates receive Sublicense Income from any Sublicensee, Coley shall pay to the OHRI [*****] ([*]%) of such Sublicense Income from each such Sublicensee.”

7.	Amendment to Duration of Royalty Payment Obligations of Coley.

The Parties hereby agree that Section 4.3 of the Agreement shall hereby be amended and restated in its entirety to read as follows:

“4.3	Duration of Royalties. Coley shall not be obligated to make any further royalty payments in any country for any Licensed Product after the end of the period commencing on the date of the first Commercial Sale of the Licensed Product in that country by Coley, its Affiliates or Sublicensees and ending either on the expiration of a valid, enforceable claim of a Patent Right covering the Licensed Product in that country or ten (10) years after the date of the first Commercial Sale, whichever is later.”

8.	Amendment to Term of Agreement.

The Parties hereby agree that Section 9.1 of the Agreement shall hereby be amended and restated in its entirety to read as follows:

“9.1

Term. This Agreement shall commence as of the Effective Date and, unless sooner terminated as provided in Section 9.3 hereunder, shall terminate as to each country in the Territory, upon the expiration of the last to expire valid, enforceable claim of a Patent Right covering such Licensed Product in such country or a minimum of ten (10) years from the date of the first Commercial Sale, whichever is later. Upon any such expiration of Patent Rights or end of such ten year period in such country whichever is later, Coley shall have a fully paid-up license of

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

perpetual duration in such country, subject to the survival provisions in Section 9.7, including the right of Coley, its Affiliates and/or its Sublicensees to continue using the Licensed Technology and to develop, have developed, make, have made, perform, use, have used, sell, offer for sale, have sold, import or have imported Licensed Products without any further obligation to the OHRI hereunder.”

9.	Amendment to Restriction on Assignment of Agreement.

The Parties hereby agree that the first sentence of Section 10.3 of the Agreement shall hereby be amended and restated in its entirety to read as follows:

“10.3	Assignment. Except as otherwise provided herein, neither this Agreement nor any interest hereunder shall be assignable by any Party without the prior written consent of the other, whose consent shall not be unreasonably denied; provided, however, that either Party may assign this Agreement to any wholly-owned subsidiary, affiliate or to any successor by merger or sale of substantially all of its assets to which this Agreement relates in a manner such that the assignee shall remain liable and responsible for the performance and observance of all of the assigning Party’s duties and obligations hereunder.”

10.	Issuance of Common Stock to OHRI and Co-Inventors.

OHRI hereby requests of Coley, as consideration for the execution of this Amendment by ORHI, and Coley hereby agrees, subject to the terms and conditions set forth below, to issue Forty Thousand (40,000) shares of its Common Stock (the “Amendment Shares”) as follows: (1) 20,000 shares to OHRI, (2) 14,000 shares to Heather Davis, (3) 4,000 shares to Michael McCluskie, and (4) 2,000 shares to Tong Wu. The issuance of Amendment Shares to OHRI shall be made pursuant to, and subject to the terms and conditions of, the Subscription Agreement attached hereto as Exhibit B, and the issuance of Amendment Shares to the Co-Inventors (as defined below) shall be made pursuant to, and subject to the terms and conditions of, separate written agreements mutually acceptable to Coley and each of the Co-Inventors.

OHRI hereby represents and warrants to Coley that (1) Heather Davis, Michael McCluskie and Tong Wu (collectively, the “Co-Inventors”) are inventors of the Patent Rights, and the only LOEB or OHRI inventors named therein, (2) the allocation of the Amendment Shares as set forth in the preceding paragraph is pursuant to and in compliance with any and all policies or agreements to which OHRI is a party or otherwise bound that relate to the sharing of revenues among inventors of intellectual property rights of OHRI constituting the Patent Rights, and (3) no person has any claim to any portion of the Amendment Shares except as set forth in the preceding paragraph. OHRI hereby agrees to indemnify and hold harmless Coley, its successors and assigns, and their respective officers, directors, employees and agents (collectively, the “Obligees”), from and against any and all losses, damages, costs, expenses and liabilities (including reasonable attorneys’ fees) that the Obligees may incur by reason of (1) a breach of OHRI’s representations and warranties in the preceding sentence or (2) any obligation with respect to the payment or withholding of taxes that may arise as a result of the issuance of the Amendment Shares to the Co-Inventors.

11.	Survival.

Each of the Parties hereto acknowledges that the Agreement remains in full force and effect in accordance with its terms, as amended hereby.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

12.	Entire Agreement.

The Agreement and this Amendment and the attachments hereto and thereto constitute the entire agreement and understanding between Coley and the OHRI relating to the subject thereof and hereof. No verbal agreement, conversation or representation between any officers, agents, or employees of the parties hereto either before or after the execution of the Agreement or this Amendment shall affect or modify any of the terms or obligations therein or herein contained. Any further amendment to the terms of the Agreement or this Amendment shall be made in writing and signed on behalf of each Party by a duly authorized officer.

13.	Terms Confidential.

Each Party hereby acknowledges and agrees that it will not disclose the terms of the Agreement or this Amendment or any other information relating to the subject matter hereof or thereof to any third party without the express written consent of the other Party, except that (i) either Party may use the text of a written statement approved in advance by both Parties without further approval, (ii) Coley may disclose the terms of the Agreement and this Agreement to a potential or current Sublicensee, and (iii) either Party shall have the right, following written notice to the other Party, to identify the other Party and to disclose the terms of this Agreement as required by applicable securities laws or other applicable laws or regulations.

Please sign below where indicated to acknowledge your agreement to the foregoing Amendment.

Sincerely,

COLEY PHARMACEUTICAL GROUP, INC.

By:	/s/ Robert L. Bratzler
Name:	Robert L. Bratzler, Ph.D.
Title:	CEO and President

ACKNOWLEDGED AND AGREED TO This 25 day of September, 2001

THE OTTAWA HEALTH RESEARCH INSTITUTE

By:	/s/ Robert Hanlon
Name:	Robert Hanlon
Title:	Chief Operating Officer

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A

PATENT RIGHTS

WG&S ID	SN	FILING DATE	INVENTORS	TITLE	STATUS
[*************]	[*************]	[********]	[*********] [*****]	[********************** ********************]	Pending

[*************]	[*******]	[********]			Pending

[*************]	[***********]	[********]			Pending

[*************]	[******]	[********]			Pending

[*************]	[*********]	[********]			Pending

[*************]	[******]	[********]			Pending

[*************]	[************]	[********]			Pending

[*************]	[******]	[********]			Pending

[*************]	[********]	[********]			Pending

[*************]	[*************]	[********]	[*****] [*********]	[********************** *********************** ************]	Pending

[*************]	[**************]	[********]

[**************]			[*********] [*****]	[********************** *********************** ******************]	Patentability study being performed

[**************]			[*********] [*****]	[********************** *********************** *********************** ********]	Patentability study being performed

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[************] [************] [************] [************]	[********] [********] [********] [********]	[********] [********] [********] [********]	[*****] [******] [*****] [********] [*********]	[******************** ******************** ******************** ***********]	Pending Pending Pending Pending

[************]	[*************]	[********]	[*****]	[******************** ********************	Allowed
			[*****]	****************]
[************]	[********]	[********]	[******]		Pending
[************]	[**********]	[********]	[**]		Pending
[************]	[**********]	[********]			Pending

[************]	[**********]	[********]	[******] [******] [*****]	[******************** ******************** ******************** *********]	Pending

[************]	[**********]	[********]	[**********]	[********************	Pending
			[*****]	******************** ******************** ********************
[************]	[********]	[********]	[*****]	****************]	Pending
[************]	[********]	[********]			Pending
[************]	[**********]	[********]	[*******]		Pending
[************]	[***********]	[********]			Pending

*	indicates that a patent application is in the process of preparation, but has not yet been filed.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SUBSCRIPTION AGREEMENT

This Agreement is made as of the 25 day of September 2001, by and between Coley Pharmaceutical Group, Inc., a Delaware corporation (the “Company”), and the Ottawa Health Research Institute (“Purchaser”).

WHEREAS, the Company has requested. and the Purchaser has agreed, to amend certain terms and conditions of the License Agreement dated as of September l, 1998 between the Company and Purchaser (the “Agreement”) pursuant to an Amendment dated as of the date hereof (the “Amendment”); and

WHEREAS, as partial consideration for the Purchaser’s agreement to enter into the Amendment, the Company has agreed to issue to the Purchaser shares of the Company’s Common Stock on the terms and conditions set forth below;

NOW THEREFORE, the parties hereto, for good and valuable consideration, the sufficiency of which is hereby acknowledged, agrees as follows:

I. Purchase and Sale. Purchaser hereby purchases from the Company, and the Company agrees to sell to Purchaser, Twenty Thousand (20,000) shares of the Company’s Common Stock (the “Shares”) as consideration for the Purchaser’s agreement to enter into the Amendment, and for no additional consideration. The closing hereunder shall occur at the offices of the Company on the date hereof, or at such other time and place as the parties may mutually agree.

2. Purchaser Representations. Purchaser acknowledges that the Shares to be issued pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and Purchaser warrants and represents to the Company as follows:

(a) Enforceability. This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

(b) Purchase for Own Account. Purchaser is purchasing the Shares solely for Purchaser’s own account for investment and not with a view to or for sale or distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereto. Purchaser also represents that the entire legal and beneficial interest of the Shares that Purchaser is purchasing is being purchased for, and will be held for the account of, Purchaser only and neither in whole nor in part for any other person.

(c) Availability of Information. Purchaser has heretofore discussed the Company and its plans, operations and financial condition with Company’s officers and Purchaser has heretofore received all such information as Purchaser deems necessary and appropriate to enable Purchaser to evaluate the financial risk inherent in making an investment in the Shares and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Purchaser further represents and warrants that Purchaser has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

(d) Rule 144. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 promulgated under the Securities Act, and that any sale of the Shares may be made by Purchaser only in accordance with the terms and conditions of Rule 144 (of which it is familiar), as amended from time to time.

(e) Accredited Investor. The Purchaser represents that he, she or it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

(f) Lock-Up. If requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a registration statement under the Securities Act, the Purchaser shall agree not to sell publicly or otherwise transfer or dispose of the Shares for a specified period of time (not to exceed 180 days) following the effective date of such registration statement (the “Lock-up”), provided that:

(i) all holders of more than two percent (2%) of the Common Stock then outstanding (including holders of securities convertible into or exchangeable or exercisable for shares of Common Stock) and all officers and directors of the Company enter into similar agreements; and

(ii) in the event of any discretionary waiver or termination of the Lock-up by the Company or representatives of the underwriter, the Company shall use its best efforts to obtain the waiver or termination of the Lock-up with respect to all persons subject to such Lock- up on a pro-rata basis.

The Company may impose stop-transfer instructions with respect to the Shares or such other securities subject to the Lock-up until the end of such 180-day period.

(g) Legend. Each certificate representing the Shares shall bear a legend substantially in the following form:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.”

(h) Dispositions. Without in any way limiting the representations set forth above, Purchaser further agrees that Purchaser shall in no event make any disposition of all or any portion of the Shares unless and until:

(i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(ii) (A) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of circumstances surrounding the proposed disposition, (B) Purchaser shall have furnished the Company with an opinion of Purchaser’s counsel (or, at Purchaser’s expense, an opinion of the Company’s counsel) to the effect that such disposition will not require registration of such Shares under the Act, and (C) any opinion of counsel to Purchaser shall have been concurred in by counsel for the. Company and the Company shall have advised Purchaser of such concurrence.

3. Miscellaneous.

(a) Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and be binding upon Purchaser and Purchaser’s successors and assigns.

(b) Governing Law. This Agreement shall be governed by and interpreted under the laws of the Commonwealth of Massachusetts.

(c) Headings. Headings are for convenience only and are not deemed to be part of this Agreement.

(d) Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.

COLEY PHARMACEUTICAL GROUP, INC.

By:	/s/ Robert L. Bratzler
Name:	Robert L. Bratzler, Ph.D.
Title:	CEO and President

THE OTTAWA HEALTH RESEARCH INSTITUTE

By:	/s/ Robert Hanlon
Name:	Robert Hanlon
Title:	Chief Operating Officer

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.